UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2023

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:

333-113579-02

Central Index Key Number of Depositor/Registrant:

0001283434

AMERICAN EXPRESS RECEIVABLES FINANCING

CORPORATION III LLC

(Exact Name of Depositor/Registrant

as Specified in its Charter)

Delaware	20-0942395
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

115 W Towne Ridge Pkwy, Room 454

Sandy, Utah 84070

(385) 308-6059

(Address, Including Zip Code, and Telephone Number, Including Area Code, of the Registrant’s Principal Executive Office)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Central Index Key Number of Sponsor:

0000949348

AMERICAN EXPRESS NATIONAL BANK

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

On September 19, 2023, American Express Credit Account Master Trust (the “Trust”) supplemented its Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (the “Pooling and Servicing Agreement”), with its Series 2023-3 Supplement, dated as of September 19, 2023 (the “Series 2023-3 Supplement”) and its Series 2023-4 Supplement, dated as of September 19, 2023 (the “Series 2023-4 Supplement”). The Series 2023-3 Supplement and the Series 2023-4 Supplement are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively.

On September 19, 2023, the Trust issued its $850,000,000 Class A 5.23% Asset Backed Certificates, Series 2023-3 and $36,430,000 Class B 5.52% Asset Backed Certificates, Series 2023-3, and its $850,000,000 Class A 5.15% Asset Backed Certificates, Series 2023-4 and $36,430,000 Class B 5.46% Asset Backed Certificates, Series 2023-4.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

4.1	Series 2023-3 Supplement, dated as of September 19, 2023, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (attached as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2018).

4.2	Series 2023-4 Supplement, dated as of September 19, 2023, supplementing the Fourth Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 2018, as amended from time to time (attached as Exhibit 4.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2018).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust

By:	/s/ Chen Wang
Name:	Chen Wang
Title:	President

Date: September 19, 2023